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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             QUICKLOGIC CORPORATION
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                            77-0188504
    -----------------------------------    -----------------------------------
          (State of Incorporation)         (I.R.S. Employer Identification No.)

        1277 Orleans Drive, Sunnyvale, California          94089
        ----------------------------------------------------------------
        (Address of principal executive offices)         (ZIP Code)

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(c), PLEASE CHECK THE FOLLOWING BOX. / /

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(d), PLEASE CHECK THE FOLLOWING BOX. /x/

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES (IF APPLICABLE): 333-28833
             ---------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

      Title of each class                   Name of each exchange on which
      to be so registered                   each class is to be registered

            None                                       None
---------------------------------          ---------------------------------

---------------------------------          ---------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                    Common Stock, par value $0.001 per share
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                                (Title of class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

           Incorporated by reference to the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 9, 1997, as amended on June 18, 1997, July 30, 1997, October 27, 1997, August 10, 1999, September 16, 1999 and October 12, 1999 (Registration No. 333-28833) (the "Registration Statement").

ITEM 2.    EXHIBITS

           The following exhibits are filed as part of this registration statement (all of which are incorporated by reference to the corresponding exhibit as filed with the Registration Statement):

           3.1(1)   Form of Amended and Restated Certificate of
                    Incorporation to be effective upon the completion of the offering.

           3.2(1) Form of Bylaws to be effective upon the completion of the offering.

           4.1(2)   Specimen Common Stock Certificate.

           10.2(1)  1999 Stock Plan and form of Option Agreement thereunder.

           10.3(1)  1999 Employee Stock Purchase Plan.

           10.4(1)  1989 Stock Option Plan.


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(1)  Incorporated by reference to Amendment No. 4 to the Registration
     Statement, filed on August 10, 1999.

(2) Incorporated by reference to Amendment No. 6 to the Registration Statement, filed on October 12, 1999.

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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  October 12, 1999               QuickLogic Corporation

                                       By: /s/ E. Thomas Hart
                                          --------------------------------
                                          E. Thomas Hart
                                          President and Chief Executive Officer

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                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                              DESCRIPTION
--------------        ---------------------------------------------------------
3.1(1)                Form of Amended and Restated Certificate of Incorporation
                      to be effective upon the completion of the offering.

3.2(1) Form of Bylaws to be effective upon the completion of the offering.

4.1(2) Specimen Common Stock Certificate (standard form, not filed).

10.2(1)               1999 Stock Plan and form of Option Agreement thereunder.

10.3(1)               1999 Employee Stock Purchase Plan.

10.4(1)               1989 Stock Option Plan.

-------------------------

(1) Incorporated by reference to Amendment No. 4 to the Registration Statement, filed on August 10, 1999.

(2) Incorporated by reference to Amendment No. 6 to the Registration Statement, filed on October 12, 1999.

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